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                                                             Exhibit 99(g)(1)iii

                           LIST OF AUTHORIZED PERSONS
                                THE UBS FUNDS AND
                             UBS RELATIONSHIP FUNDS


The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized to originate trades on behalf of The UBS Funds and UBS Relationship Funds. All prior authorizations are superseded by this list.

UBS Global Asset Management (Americas) Inc. - Fixed Income Department

Printed Name                              Signature


Shelley Aron                              /s/ Shelley Aron
                                          -----------------------------

Christopher Baker                         /s/ Christopher Baker
                                          -----------------------------

Thomas Clarkson                           /s/ Thomas Clarkson
                                          -----------------------------

Craig Ellinger                            /s/ Craig Ellinger
                                          -----------------------------

Debbie Johnson                            /s/ Debbie Johnson
                                          -----------------------------

Kiki Katsikas                             /s/ Kiki Katsikas
                                          -----------------------------

Linda Kent                                /s/ Linda Kent
                                          -----------------------------

Megan Lamb                                /s/ Megan Lamb
                                          -----------------------------

Jim Law                                   /s/ Jim Law
                                          -----------------------------

Michael Markowitz                         /s/ Michael Markowitz
                                          -----------------------------

John Penicook                             /s/ John Penicook
                                          -----------------------------

Robert Sabatino                           /s/ Robert Sabatino
                                          -----------------------------

Eric Staudt                               /s/ Eric Staudt
                                          -----------------------------

Justin Tabellione                         /s/ Justin Tabellione
                                          -----------------------------

Chester Wierciak                          /s/ Chester Wierciak
                                          -----------------------------

Mary Wilson                               /s/ Mary Wilson
                                          -----------------------------

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UBS Global Asset Management (Americas) Inc. - Equity Department

Printed Name                              Signature

Michael Abellera                          /s/ Michael Abellera
                                          -----------------------------

Denise Groeger                            /s/ Denise Groeger
                                          -----------------------------

Paul Harvey                               /s/ Paul Harvey
                                          -----------------------------

Phillip Krauss                            /s/ Phillip Krauss
                                          -----------------------------

John Leonard                              /s/ John Leonard
                                          -----------------------------

Tom Madsen                                /s/ Tom Madsen
                                          -----------------------------

James Malles                              /s/ James Malles
                                          -----------------------------

Alvin Marley                              /s/ Alvin Marley
                                          -----------------------------

Lydia Miller                              /s/ Lydia Miller
                                          -----------------------------

John Nena                                 /s/ John Nena
                                          -----------------------------

Gilberto Ruiz                             /s/ Gilberto Ruiz
                                          -----------------------------

Pamela Siple                              /s/ Pamela Siple
                                          -----------------------------

Barbara Weston                            /s/ Barbara Weston
                                          -----------------------------

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The following is a list of individuals of The UBS Funds and UBS Relationship
Funds who are authorized to originate memos and other instructions, excluding cash movements. All prior authorizations are superseded by this list.

                                                              INITIALS

/s/ Joseph A. Anderson                                         J.A.A.
------------------------------------------                   ----------
 Joseph A. Anderson

/s/ Erik D. Boyme                                              E.D.B.
------------------------------------------                   ----------
 Erik D. Boyme

/s/ Jennifer J. Drum                                           J.J.D.
------------------------------------------                   ----------
 Jennifer J. Drum

/s/ Catherine E. Macrae                                        C.E.M.
------------------------------------------                   ----------
 Catherine E. Macrae

/s/ Robert J. Oliver                                           R.J.O.
------------------------------------------                   ----------
 Robert J. Oliver

The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized to originate memos and other instructions, as well as initiate cash movements.

                                                              INITIALS

/s/ David M. Goldenberg                                        D.M.G.
------------------------------------------                   ----------
 David M. Goldenberg

/s/ David E. Floyd                                             D.E.F.
------------------------------------------                   ----------
 David E. Floyd

/s/ Mark F. Kemper                                             M.F.K.
------------------------------------------                   ----------
 Mark F. Kemper

/s/ Paul H. Schubert                                           P.H.S.
------------------------------------------                   ----------
 Paul H. Schubert

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                            PFPC, Inc. Transfer Agent

The following is a list of PFPC, Inc. personnel authorized to instruct Chase to transfer funds on behalf of The UBS Funds between the transfer agent operating accounts and the UBS custody accounts.

NAME                                    TITLE                                    SIGNATURE
Kathy Debose                Control Accounting Specialist                  /s/ Kathy Debose
                                                                          ----------------------------

Jeannie Null                Control Accounting Specialist Senior           /s/ Jeannie Null
                                                                          ----------------------------

Mildred Kennedy             Control Accounting Specialist Senior           /s/ Mildred Kennedy
                                                                          ----------------------------

Marlam Saleh                Control Accounting Specialist                  /s/ Marlam Saleh
                                                                          ----------------------------

LaToya Scott                Control Accounting Specialist                  /s/ LaToya Scott
                                                                          ----------------------------

Edith Stanley               Control Accounting Specialist Senior           /s/ Edith Stanley
                                                                          ----------------------------

Rasheeda Swiggett           Control Accounting Specialist                  /s/ Rasheeda Swiggett
                                                                          ----------------------------

Stephanie Thomas            Control Accounting Specialist Senior           /s/ Stephanie Thomas
                                                                          ----------------------------

Sharon McGonigle            Control Accounting Unit Supervisor             /s/ Sharon McGonigle
                                                                          ----------------------------

Robin Wriston               Control Accounting Specialist Senior           /s/ Robin Wriston
                                                                          ----------------------------

Joseph Cortese              Control Accounting Specialist                  /s/ Joseph Cortese
                                                                          ----------------------------

Marilyn Simpson             Account Officer                                /s/ Marilyn Simpson
                                                                          ----------------------------

Colleen Smedley             Vice President                                 /s/ Colleen Smedley
                                                                          ----------------------------

Julie Westrich              Assistant Vice President                       /s/ Julie Westrich
                                                                          ----------------------------

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UBS Global Asset Management - London

Printed Name                               Signature

Lesley Ann Ambrose                         /s/ Lesley Ann Ambrose
                                           ------------------------------------

David Thomas Beare                         /s/ David Thomas Beare
                                           ------------------------------------

Graham Steven Clark                        /s/ Graham Steven Clark
                                           ------------------------------------

Paul Leslie Clark                          /s/ Paul Leslie Clark
                                           ------------------------------------

Kimberley Jane Clarke                      /s/ Kimberly Jane Clarke
                                           ------------------------------------

John Fraser Cooke                          /s/ John Fraser Cooke
                                           ------------------------------------

Wendy Cooper-Keeble                        /s/ Wendy Cooper-Keeble
                                           ------------------------------------

Leslie Graham Dennis                       /s/ Leslie Graham Dennis
                                           ------------------------------------

Clifford Brian Fisher                      /s/ Clifford Brian Fisher
                                           ------------------------------------

Lesley Maureen Gill                        /s/ Lesley Maureen Gill
                                           ------------------------------------

Gordon Trevor Gray                         /s/ Gordon Trevor Gray
                                           ------------------------------------

Alex James Greenhill                       /s/ Alex James Greenhill
                                           ------------------------------------

Trevor William Hallas                      /s/ Trevor William Hallas
                                           ------------------------------------

Rachel Catherine Hawney                    /s/ Rachel Catherine Hawney
                                           ------------------------------------

Kevin Ian Hazelden                         /s/ Kevin Ian Hazelden
                                           ------------------------------------

Nigel Head                                 /s/ Nigel Head
                                           ------------------------------------

Kathryn Rachel Jackson                     /s/ Kathryn Rachel Jackson
                                           ------------------------------------

Michael David Marsh                        /s/ Michael David Marsh
                                           ------------------------------------

Caroline Amanda Martin                     /s/ Caroline Amanda Martin
                                           ------------------------------------

Susan Elizabeth O'Shea                     /s/ Susan Elizabeth O'Shea
                                           ------------------------------------

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Printed Name                               Signature

Jemma Payne                                /s/ Jemma Payne
                                           ------------------------------------

Richard Pollack                            /s/ Richard Pollack
                                           ------------------------------------

David Frank Rayner                         /s/ David Frank Rayner
                                           ------------------------------------

Victor Reginald Robinson                   /s/ Victor Reginald Robinson
                                           ------------------------------------

Jillian Denise Ruck                        /s/ Jillian Denise Ruck
                                           ------------------------------------

Mark David Skeggs                          /s/ Mark David Skeggs
                                           ------------------------------------

Alan Kevin Smith                           /s/ Alan Kevin Smith
                                           ------------------------------------

John Henry Spinks                          /s/ John Henry Spinks
                                           ------------------------------------

Karen Witham                               /s/ Karen Witham
                                           ------------------------------------

Andrew Witten                              /s/ Andrew Witten
                                           ------------------------------------